          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 4, 2010

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                   (Registrant's telephone number)

             (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on August 4, 2010 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report July traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 4, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                    Press Release

CONTACT:                       Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:   Wednesday, August 4, 2010

AMERICAN AIRLINES REPORTS JULY TRAFFIC

FORT WORTH, Texas – American Airlines reported a July load factor of 87.0 percent, a decrease of 0.3 points versus the same period last year.  Traffic increased 2.7 percent and capacity increased 3.1 percent year over year.
Domestic traffic decreased 0.4 percent year over year on 0.8 percent more capacity.  International traffic increased by 7.8 percent relative to last year on a capacity increase of 6.5 percent.
American boarded 8.1 million passengers in July.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
			July
		2010		2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		11,973,486		11,656,247	2.7%
	D.O.T. DOMESTIC	7,208,075		7,237,530	(0.4)
	INTERNATIONAL	4,765,411		4,418,716	7.8
	ATLANTIC	1,985,170		1,891,493	5.0
	LATIN AMERICA	2,204,223		2,044,941	7.8
	PACIFIC	576,018		482,282	19.4
AVAILABLE SEAT MILES (000)
SYSTEM		13,762,795		13,354,775	3.1%
	D.O.T. DOMESTIC	8,143,689		8,078,081	0.8
	INTERNATIONAL	5,619,106		5,276,694	6.5
	ATLANTIC	2,268,762		2,269,820	0.0
	LATIN AMERICA	2,674,604		2,426,264	10.2
	PACIFIC	675,740		580,610	16.4
LOAD FACTOR
SYSTEM		87%		87.3%	(0.3)	Pts
	D.O.T. DOMESTIC	88.5		89.6	(1.1)
	INTERNATIONAL	84.8		83.7	1.1
	ATLANTIC	87.5		83.3	4.2
	LATIN AMERICA	82.4		84.3	(1.9)
	PACIFIC	85.2		83.1	2.2
PASSENGERS BOARDED		8,063,089		8,162,335	(1.2)%

SYSTEM CARGO TON MILES (000)		162,282		136,405	19.0%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		YEAR-TO-DATE July
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		72,876,396	71,802,221	1.5%
	D.O.T. DOMESTIC	45,262,629	45,174,339	0.2
	INTERNATIONAL	27,613,768	26,627,883	3.7
	ATLANTIC	10,682,279	10,673,373	0.1
	LATIN AMERICA	13,478,482	12,820,711	5.1
	PACIFIC	3,453,007	3,133,799	10.2
AVAILABLE SEAT MILES (000)
SYSTEM		89,001,299	89,684,041	(0.8)%
	D.O.T. DOMESTIC	54,389,569	54,534,172	(0.3)
	INTERNATIONAL	34,611,730	35,149,869	(1.5)
	ATLANTIC	13,317,506	14,006,959	(4.9)
	LATIN AMERICA	17,200,963	17,174,067	0.2
	PACIFIC	4,093,261	3,968,843	3.1
LOAD FACTOR
SYSTEM		81.9%	80.1%	1.8	Pts
	D.O.T. DOMESTIC	83.2	82.8	0.4
	INTERNATIONAL	79.8	75.8	4.0
	ATLANTIC	80.2	76.2	4.0
	LATIN AMERICA	78.4	74.7	3.7
	PACIFIC	84.4	79	5.4
PASSENGERS BOARDED		50,410,182	50,590,431	(0.4)%

SYSTEM CARGO TON MILES (000)		1,087,751	906,170	20.0%

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Current AMR Corp. releases can be accessed on the Internet.
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